Subsequent events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events

Note 20 – Subsequent events

The Company evaluated all events and transactions that occurred after June 30, 2025. Other than the events described below, the Company did not identify any additional subsequent events that would require disclosure.

The Company entered into a convertible promissory note purchase agreement dated as of August 1, 2025 (the “Purchase Agreement”) with an institutional investor (the “Purchaser”) to purchase one or more convertible promissory notes (the “Notes”) in an aggregate amount not to exceed $10,000,000. Pursuant to the Purchase Agreement, each Note shall be convertible into newly-issued ordinary shares of the Company, no par value (the “ordinary shares”) at 85% (the “Discount Rate”) of the trading price of the Company’s ordinary shares on the date the Purchaser submits its conversion notice. In the event that the closing bid price of the ordinary shares is less than $2.00 for five (5) consecutive days (the “Early Default”) and the Company has failed to pay the outstanding principal balance of the Notes together with any accrued but unpaid fees within ten (10) business days, Purchaser will have the right to convert the Notes at 70% (the “Early Default Discount Rate”) of the trading price of the Company’s ordinary shares. The Company has agreed to reserve 5,000,000 ordinary shares (the “Shares”) for issuance upon full conversion of all Notes sold pursuant to the Purchase Agreement.

Subject to the terms and conditions of the Purchase Agreement, the Company may deliver to the Purchaser at any time a written request for a Note to be sold to the Purchaser (the “Put Request”), which shall state the amount of such proposed Note and the proposed closing date. Purchaser shall have five (5) business days to decline and/or refuse any Put Request, or purchase such Note at 90% of the principal amount of the Note. Upon the first closing, the Company will issue and sell to the Purchaser a Note in the amount of $1,000,000 (the “First Advance”). The closing of the sale of each subsequent Note will occur on the date to be mutually agreed upon by the Company and the Purchaser. The First Advance was issued on August 8, 2025 (the “First Note”).

On September 19, 2025, the Company entered into a letter agreement (the “Letter Agreement”) with the Purchaser pursuant to which the Company delivered 41,620 ordinary shares to Purchasers for the conversion price of $0.901 per share, and waived any breaches by Purchaser of the First Note and Agreement to date, in exchange for Purchaser agreeing not to make any further conversions of the First Note until December 15, 2025, unless the Company’s closing stock price as reported on The Nasdaq Stock Market has been $2.00 or higher for three consecutive trading days, and waiving any breaches by the Company to date of the First Note and Agreement to date. As of the date of the issuance of the unaudited condensed financial statements, the Purchaser has converted $837,500 of the First Note into 569,859 shares.